Exhibit 99.2

 2  Safe Harbor Statement  New slide  This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us.   Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements.   Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on our business; industry changes, including the impact of consolidations, alternative energy sources, technological advances, infrastructure constraints and changes in competition; changes in global trade policies and tariffs; global supply chain disruptions; actions taken by third-party operators, producers, processors, transporters and gatherers; changes in expected production from Expand Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; our ability to successfully and timely implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; our ability to realize the anticipated benefits of the Midwest Pipeline Acquisition and our ability to manage the risks of the Midwest Pipeline Acquisition; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; the effectiveness of our information technology and operational technology systems and practices to detect and defend against evolving cyber attacks on United States critical infrastructure; changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; geologic and reservoir risks and considerations; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the impacts of geopolitical events, including the conflicts in Ukraine and the Middle East; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects and associated cost of compliance with existing and future laws and governmental regulations, such as the Inflation Reduction Act and the One Big Beautiful Bill Act; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to pipeline safety, climate change and greenhouse gas emissions; changes in laws and regulations or enforcement policies, including those relating to construction and operation of new interstate gas pipelines, ratemaking to which our pipelines may be subject, or other non-environmental laws and regulations; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the success of our risk management strategies; the suspension, reduction or termination of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024 and our reports and registration statements filed from time to time with the SEC.  The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled “Risk Factors” in our Annual Report for the year ended December 31, 2024, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements.  Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  3  Second Quarter 2025 Accomplishments  Strong financial performance  Second quarter 2025 net income of $107 million and Adjusted EBITDA1 of $277 million  Reached final investment decision (FID) on ~$0.6 billion of projects from our backlog  Investment grade rated by all three agencies; upgraded by Moody’s and S&P in the second quarter  Reaffirming 2025 and 2026 Adjusted EBITDA guidance range and early outlook of $1,095 - $1,155 million and $1,155 - $1,225 million, respectively  Backlog of organic growth opportunities progressing ahead of schedule  Reached FID on Guardian Pipeline “G3” expansion of ~210 MMcf/d  Reached FID on initial phase of modernization across our new interstate pipelines  Executed gathering agreements with private producers in each basin  Successful development and construction activity  Placed three gathering projects into service across our footprint  In-flight construction projects continue to progress on schedule and on budget   Angus Compressor Station – Viking Gas Transmission

DTM Provides a Distinctive Investment Opportunity

Premium, high-quality, pure play natural gas attributes compared to peers

Leading Organic Growth
5-7% long-term Adjusted EBITDA growth rate
Self-funded and supported by ~$2.3B organic project backlog

Leading Portfolio Mix
~70% Pipeline segment
Pure play natural gas focus

Premier Geographic Presence
Top tier markets and basins
Positioned to benefit from rising LNG and power demand

Durable Contracting
~95% demand-based contracts[1]
Resilient cash flow with ~7-year average[2] contract tenor

Investment Grade
Strong Balance Sheet
Investment grade rated by all three rating agencies

Peer-leading Dividend and Adjusted EBITDA Growth



Dividend increase of 12% in 2025
Dividend CAGR 2021-2025E
8%
3%
DTM³
Gas-Focused Peers ⁴
Adjusted EBITDA⁵ CAGR 2021-2025E
10%
5%
DTM³
Gas-Focused Peers ⁴

Distinctive Business Mix and Backlog



Business Mix as % of 2025E EBITDA⁶
Pipeline
~70%
~30%
Gathering
Project Backlog as % of 2024 EBITDA
236%
106%
DTM
Peer Average⁷

1. Represents % of 2024 revenue contribution comprised of demand, MVC or flowing gas/proved developed producing reserves
2. Overall portfolio weighted average contract tenor as of 12/31/2024, includes newly acquired Midwest pipeline portfolio whose anchor customers have renewal rights and have historically renewed
3. DTM 2025 dividend based on annualized Q1 2025 Board-approved dividend ($0.82/share); DTM 2025E Adjusted EBITDA based on midpoint of 2025 guidance range
4. Peer average of gas-focused peers (WMB, KMI, AM); 2025E values based on analyst estimate consensus as of 6/30/2025
5. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix
6. Represents 2025 expected Pipeline and Gathering segment Adjusted EBITDA contributions
7. Peer average includes companies who have quantified and disclosed a project backlog, including: WMB, KMI, TRP, EPD, OKE, MPLX, ENB; Source: Peer company filings as of 12/31/2024

DT Midstream

4

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  The terminology and asset categorization used here are for accounting purposes only and do not reflect on the jurisdictional status of any particular asset  5  Second Quarter 2025 Financial Results  Q1 2025  Q2 2025  $280  $277  Pipeline2  Gathering  Planned rate stepdown on Guardian Pipeline effective April 1  Seasonality on interstate pipelines, including joint ventures  Higher short-term revenues on LEAP and Stonewall  30%  70%  Adjusted EBITDA1  (millions) segment % of total  xx  30%  70%

Executing on ~$2.3 billion Organic Project Backlog over 2025-2029

~$0.6 billion of new commitments in the second quarter

~$2.3 billion

Capital Project Backlog[1]


Pipeline
70%
Gathering
20%
Energy
Transition
10%

5-8x Build Multiples

- **~$1.1 billion has reached FID**
- **~$0.6 billion committed in Q2 2025**
- **~90% of new commitments in Pipeline segment**

1. Breakout represents 2025-2029 probability-weighted capex by project type

DT Midstream 6

 7  Reached Final Investment Decision on Guardian Pipeline Expansion  “G3” Expansion increases the capacity of Guardian by ~15%  Map Update In Progress  Guardian Pipeline expansion increases delivery capacity into northern Illinois and Wisconsin markets  ~210 MMcf/d expansion with expected Q4 2028 in-service date  Expansion will be completed via a combination of compression and looping  $345 to $375 million capital investment at 5-6x build multiple  Anchored by investment-grade customer with a 20-year, negotiated rate contract  GUARDIAN PIPELINE  MIDWESTERN GAS TRANSMISSION  VECTOR PIPELINE  Joliet  Guardian “G3”  Expansion  ~210 MMcf/d

 Represents dates by which pipelines must file rate cases  8  Phase 1 of Modernization on Interstate Pipelines Reaches FID  Significant investment in modernization projects will enhance system efficiency and reliability   Initial phase predominantly focused on Guardian Pipeline  Modernization enhancements will improve system efficiency and reliability for customers  2H 2027 expected in-service date  Capital investment of $130 to $150 million will be recovered in next rate case  Additional modernization opportunities   Projects improve reliability and service quality for customers  Investments will be recovered in future rate cases  Rate Case Filing Timelines1  Guardian Pipeline  Midwestern Gas Transmission  Viking Gas Transmission  2H  2026  2H 2027  2H 2028

Growth Investment Projects in Progress

Continue to advance and deliver on organic growth investments

	Project[1]	Expected in-service dates
Pipeline	Haynesville LEAP expansion – Phase 4 – **Ahead of schedule**	Q1 2026
	Stonewall to Mountain Valley Pipeline (MVP) expansion	1H 2026
	Midwestern Gas Transmission power plant lateral	Q1 2026
	Phase 1 Interstate Pipelines Modernization – **New**	2H 2027
	Guardian Pipeline "G3" expansion – **New**	Q4 2028
Gathering	Appalachia Tioga Gathering expansion	**In-Service**
	Haynesville Blue Union Gathering well pad expansion	**In-Service**
	Haynesville Blue Union Gathering new producer expansions	**In-Service**
	Appalachia Gathering System expansion – Phase 3	Q2 2025 – 1H 2026
	Clean Fuels Gathering	2H 2025

In progress project updates

- Placed in-service three gathering expansions across both operating regions on time and on budget
- LEAP Phase 4 ahead of schedule and under budget
- Reached FID for Guardian "G3" expansion
- Reached FID for Phase 1 of Interstate Pipelines Modernization

1. All projects listed have reached a final investment decision

DT Midstream
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 2025 guidance  2026  $400 - $460  10  2025 Capital Plan is Committed and 2026 is Advancing  Self-funding organic growth projects from $2.3 billion capital backlog  Growth capex  (millions)  Organic, demand-driven, capital investments  Increasing committed capital to reflect new projects reaching FID  Total committed investments of ~$615 million over 2025 and 2026  ~$1.1 billion of projects have reached FID  Committed  New Commitments  Pre-FID  ~$385  Committed  ~$230  Committed

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 103 million shares outstanding – diluted on June 30, 2025 and March 31, 2025  Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in the appendix  Includes contribution to equity method investees   Growth capital reflects DT Midstream capital spend of $77 million less ~$6 million cash contribution from customers received in Q2 2025  11  Quarterly Financial Results  Three months ended   (millions, except EPS)  June 30, 2025  March 31, 2025  Key drivers  Adjusted EBITDA1  $277  $280  Pipeline segment  $194  $197  Rate stepdown on Guardian; seasonality on interstate pipelines   Gathering segment  $83  $83  Operating Earnings2  $107  $108  Operating EPS2  $1.04  $1.06  Distributable Cash Flow3  $157  $250  Cash interest expense in Q2  Growth Capital4  $715  $63  Maintenance Capital  $6  $8

 12  Appendix

 13  Gathering Volume Summary  Haynesville continues strong ramp, achieving all-time high throughput in Q2 2025  Q2 2024  Q3 2024  Q4 2024  Q1 2025  Q2 2025  +16%  Haynesville throughput  (bcf/d)  Q2 2024  Q3 2024  Q4 2024  Q1 2025  Q2 2025  1.43  1.37  1.37  1.30  1.17  Northeast throughput  (bcf/d)  Appalachia Gathering  Susquehanna Gathering  Tioga Gathering  Ohio Utica Gathering  Blue Union Gathering  Volumes in-line with plan for the year and driven by timing of producer activity   Shoulder season maintenance in Q2 2025

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 103 million shares outstanding - diluted  Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in the appendix  Includes contribution to equity method investees  14  2025/2026 Guidance Summary  (millions, except EPS)  Guidance  2025 Adjusted EBITDA1  $1,095 - $1,155  2025 Operating Earnings2  $415 - $455  2025 Operating EPS2  $4.05 - $4.45  2025 Distributable Cash Flow3  $740 - $800  2025 Capital Expenditures4  $470 - $550  Growth Capital  $400 - $460  Maintenance Capital  $70 - $90  2026 Adjusted EBITDA (early outlook)   $1,155 - $1,225

 Interconnect provides a pathway to reach majority of terminals within the LNG corridor  Source: Wood Mackenzie North America Gas Investment Horizon Outlook – April 2025  15  Leading Competitive Market Position to Serve Growing LNG Demand   Competitive advantage from superior connectivity to basin supply and LNG markets  2024  2025  2026  2027  2028  2029  2030  2031  2032  2033  2034  2035  +12 Bcf/d  Haynesville Supply Forecast (Bcf/d)2  2024  2025  2026  2027  2028  2029  2030  2031  2032  2033  2034  2035  +16 Bcf/d  DTM’s Haynesville System Direct LNG Market Connections (Bcf/d)1  Sabine Pass  Cameron  Calcasieu Pass  Plaquemines  Golden Pass  Port Arthur  Woodside Louisiana  Existing/Future   LEAP Interconnect   Capacity (Bcf/d)  LNG terminal / market  Transco  0.5  Industrial / LNG corridor1  Cameron  0.25  Cameron LNG, Port Arthur LNG  Creole Trail  1.0  Sabine Pass LNG  Texas Eastern  0.75  Calcasieu Pass LNG  Targa  0.1  Industrial  TC Energy Gillis Access  1.0  Industrial / Plaquemines LNG, Calcasieu Pass LNG  Driftwood Line 200 (Future)  1.0  Louisiana LNG  Cameron Expansion (Future)  0.25  Cameron LNG, Port Arthur LNG  Total  ~4.9 Bcf/d

 Sources: Wood Mackenzie North America Gas Investment Horizon Outlook – April 2025  16  Strong US Demand and Production Fundamentals  Two-thirds of demand growth will be served by Haynesville and Appalachia production  U.S. Natural Gas Demand Forecast  2025  2030  48  61  +13 bcf/d  Production Forecast – DTM Basins  (bcf/d)  Haynesville   Appalachia  2025  2030  113  132  +19 Bcf/d  (bcf/d)  Power  ResComm  Industrial  LNG Exports  Net Mexican Exports  Other

LEAP Phase 4 expansion running ahead of schedule

Haynesville System to provide additional 0.2 Bcf/d of wellhead to Gulf Coast markets access

Capital efficient, lower-risk expansion provides timely access to coming LNG demand

- Project will provide ~0.2 Bcf/d incremental LEAP capacity, increasing capacity from 1.9 Bcf/d to 2.1 Bcf/d
- Project entails incremental compression and looping
- Expansion is underpinned by new long-term, demand-based contracts with two new LEAP customers
- Project expected to be in-service Q1 2026

Continuing discussions for additional expansions

- LEAP can be further expanded to serve growing Gulf Coast LNG and industrial corridor demand

Haynesville System's competitive advantage offers superior connectivity to basin supply and LNG markets



DTM assets
DTM treating plants
Electric compression
Acreage dedication
LNG facilities
Operational
Under development
LEAP Phase 4 Expansion +200 MMcf/d
LEAP capacity (Bcf/d)
In-service
Original 1.0
Phase 1 expansion 0.3 Aug. 2023
Phase 2 expansion 0.4 Jan. 2024
Phase 3 expansion 0.2 Jun. 2024
Phase 4 expansion 0.2 Q1 2026
Total 2.1
Expansion potential ~4
Texas
LNG Corridor
Gillis Hub
Woodside Louisiana LNG
Magnolia LNG
Lake Charles LNG
Cameron LNG
Port Arthur
Sabine Pass LNG
CP2
Henry Hub
Golden Pass LNG
Common-wealth LNG
Calcasieu Pass
Plaquemines
Delfin LNG

DT Midstream

17

Louisiana Carbon Capture and Sequestration

Project currently in formal technical review with the Louisiana DENR[1]

Project timeline

Capital deployment

2024
- ✓ Class V test well permit approved
- ✓ Drilled Class V test well
- ✓ Evaluated Class V test well results
- ✓ LA DENR Class VI permit requirements

2H 2025
- LA DENR Class VI application technical review — *Current stage*
- Final investment decision
- Expected Class VI well permit approval

1H 2027
- ★ Expected Phase 1 project in-service

Minimizing capital spend until we reach a final investment decision

Methodical project development approach

Disciplined storage site selection and stakeholder engagement

- ✓ Proximity to CO_2 source and favorable sequestration geology
- ✓ Early engagement of local community and Louisiana (LA) DENR on key development activities

Technical review of application is currently underway

- ✓ Validated formation structure and completed injectivity tests
- ✓ Secured key storage rights
- ✓ Third party expert analysis of Class V test well completed; confirming formation suitability
- ✓ LA DENR has commenced the formal technical review of our Class VI application

Leveraging over 50 years of storage and pipeline development and operations experience

1. Louisiana Department of Energy and Natural Resources

DT Midstream 18

19  Non-GAAP Definitions  Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures  New slide  Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding interest, taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting.     Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures.     Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies.  Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2025 or 2026 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF.

 20  Non-GAAP Definitions  Operating Earnings and Operating Earnings per share are non-GAAP measures  New slide  Use of Operating Earnings Information – Operating Earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that Operating Earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses Operating Earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operating Earnings to measure performance against budget and to report to the Board of Directors.   In this presentation, DT Midstream provides guidance for future period Operating Earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

 New slide  21  Non-GAAP Reconciliations  Reconciliation of Reported to Operating Earnings – DT Midstream Consolidated

 Non-GAAP Reconciliations     New slide  Reconciliation of Reported to Operating Earnings per diluted share(1) – DT Midstream Consolidated  22

 23     Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA  Non-GAAP Reconciliations

 24  Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment  Non-GAAP Reconciliations

 25  Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment  Non-GAAP Reconciliations

 Non-GAAP Reconciliations  26  Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow